ADVISORS DISCIPLINED TRUST 312

                          SUPPLEMENT TO THE PROSPECTUS

     Notwithstanding anything to the contrary in the prospectus, under normal circumstances, the trust will invest at least 80% of its assets in common stock of real estate investment trusts.

     Supplement Dated:  June 11, 2009








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